SUPPLEMENT TO THE PROSPECTUS
Supplement dated December 2, 2021, to the Prospectus dated December 29, 2020.

MFS® Global Real Estate Fund

Effective March 31, 2022, the following is added to the table in the section entitled "Portfolio Manager(s)" under the main heading entitled "Summary of Key Information":
Portfolio Manager	Since	Title
Mark Syn	March 2022	Investment Officer of MFS

Effective March 31, 2022, the following is added to the table in the section entitled "Portfolio Manager(s)" under the main heading entitled "Management of the Fund":
Portfolio Manager	Primary Role	Five Year History
Mark Syn	Portfolio Manager	Employed in the investment area of MFS since October 2018; Managing Director, Portfolio Manager, and Analyst at Wellington Management prior to October 2018

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